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                                                                     EXHIBIT 1.1


                                                                           DRAFT


                                                              SEPTEMBER 24, 2003



                                    FORM OF

                      INTERNATIONAL UNDERWRITING AGREEMENT

                  UNIBANCO - UNIAO DE BANCOS BRASILEIROS S.A.
                             UNIBANCO HOLDINGS S.A.
           [3,535,638,273] Units in form of Global Depositary Shares

                               September 24, 2003

Credit Suisse First Boston LLC
J.P. Morgan Securities Inc.
Commerzbank Aktiengesellschaft

  As International Representatives of the several International Underwriters,

  c/o Credit Suisse First Boston LLC,
      Eleven Madison Avenue,
      New York, New York 10010-3629
      United States of America

Dear Sirs:


     1. Introductory. Commerzbank Aktiengesellschaft ("COMMERZBANK"), a corporation organized under the laws of the Federal Republic of Germany, is the owner of 1,714,363,227 Units (as defined below) (the "COMMERZBANK FIRM SECURITIES") and Mizuho Corporate Bank, Ltd., a corporation organized under the laws of Japan ("MIZUHO" and, together with Commerzbank, the "SELLING SHAREHOLDERS"), is or will on the Closing Date (as defined in Section 3) be the owner of 3,336,548,592 Units (the "MIZUHO FIRM SECURITIES", and together with the Commerzbank Firm Securities, the "FIRM SECURITIES") issued by Unibanco (as defined below) as the issuing agent. In addition, Commerzbank is the owner of an additional 757,636,773 Units (the "OPTIONAL SECURITIES", and together with the Firm Securities, the "SECURITIES").



     Each Unit ("UNIT") is evidenced by a certificado de deposito de acoes that represents one (1) outstanding acao preferencial (preferred share), without par value (each a "UNIBANCO PREFERRED SHARE"), of Unibanco -- Uniao de Bancos Brasileiros S.A., a sociedade anonima (corporation) organized under the laws of Brazil ("UNIBANCO"), and one (1) outstanding acao preferencial classe B (class B preferred share), without par value (each a "HOLDINGS CLASS B PREFERRED SHARE" and together with the Unibanco Preferred Shares, the "UNDERLYING SHARES") of Unibanco Holdings S.A., a sociedade anonima (corporation) organized under the laws of Brazil ("UNIBANCO HOLDINGS" and together with Unibanco, the "COMPANIES"). The Underlying Shares have been issued by the Companies and deposited with Unibanco as issuing agent for the Units pursuant to Article 43 of Brazilian Law No. 6.404/76 of December 15, 1976, as amended (the "BRAZILIAN CORPORATION LAW"), and Articles 7 to 11 and Articles 6 to 11 of the respective By-laws of Unibanco and Unibanco Holdings.



     Credit Suisse First Boston LLC ("CSFB") will act as global coordinator (the "GLOBAL COORDINATOR") for the Global Offering (as described below). It is understood that the several Underwriters named in Schedule B hereto (the "BRAZILIAN UNDERWRITERS"), the Companies and the Selling Shareholders are concurrently entering into a Private Instrument of Coordination of Placement of Units Under a Firm Commitment and Best Efforts Basis (as described below) dated the date hereof (the "BRAZILIAN UNDERWRITING AGREEMENT"), as supplemented by one or more Adhesion Agreements pursuant to which the Brazilian Managers (as described below) may enter into agreements with other Brazilian Underwriters to


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place the Units (collectively, the "BRAZILIAN ADHESION AGREEMENT"), which (i)
provides for a public secondary offering of Units solely in Brazil under the procedures set forth in Brazilian Law No. 6.385/76, as amended, Article 33 of CVM Instruction No. 13 of September 30, 1980 and Article 8 of CVM Instruction No. 88 of November 3, 1988 (the "BRAZILIAN OFFERING"), of which it is anticipated that [1,515,273,546] Units (the "BRAZILIAN SECURITIES") will be offered solely to institutional and non-institutional investors in Brazil pursuant to a firm commitment underwriting and [3,535,638,273] Units will be placed with the International Underwriters (as described below) for sale to investors in the United States and other jurisdictions outside of Brazil in the International Offering (as described below) and (ii) makes certain other provisions with respect to the Brazilian Offering, including as described in the next paragraph.


     It is understood that the Brazilian Underwriters intend to place with the several underwriters named in Schedule A hereto (the "INTERNATIONAL UNDERWRITERS" and together with the Brazilian Underwriters, the "UNDERWRITERS"), as part of an integrated global offering, an aggregate of 3,535,638,273 Units constituting Firm Securities (the "INTERNATIONAL FIRM SECURITIES" and together with the Optional Securities, the "INTERNATIONAL SECURITIES"), which will be sold by the International Underwriters on a firm commitment basis in transactions in the United States and elsewhere outside of Brazil (the "INTERNATIONAL OFFERING" and together with the Brazilian Offering, the "GLOBAL OFFERING") in the form of Global Depositary Shares ("GDSS") evidenced by one or more global depositary receipts ("GDRS"), with each GDS representing 500 Units.


     Commerzbank intends to offer to the International Underwriters an option, to be exercised on no more than one occasion by the Global Coordinator during a period of thirty days from the date hereof, to place the total number of Optional Securities, which shall be in the form of GDSs, and the Global Coordinator intends to exercise such option to the extent necessary to cover over-allotments in the International Offering. If and to the extent that the Global Coordinator exercises this option, the Brazilian Underwriters will place the Optional Securities with the International Underwriters pursuant to the Brazilian Underwriting Agreement as part of an integrated global offering.



     The Units are to be issued by Unibanco, as issuing agent against the deposit with the issuing agent of Underlying Shares (the "DEPOSITED SHARES"). The GDRs are to be issued by The Bank of New York, as Depositary (the "DEPOSITARY") under a Deposit Agreement, dated as of March 26, 2001 (the "DEPOSIT AGREEMENT"), among the Companies, the Depositary and the holders from time to time of GDRs. The Brazilian Underwriters will place the International Firm Securities with the International Underwriters in Brazil pursuant to the Brazilian Underwriting Agreement in a best efforts underwriting on behalf of the Selling Shareholders. The International Underwriters will deposit the International Firm Securities with Unibanco as custodian to the Depositary (the "CUSTODIAN"), simultaneously with or immediately following the Brazilian Offering, and pursuant to the Deposit Agreement the Depositary will be required to deliver to or upon the instruction of the International Underwriters GDRs evidencing an aggregate of [7,071,276] GDSs representing the deposited International Firm Securities.



     The International Underwriters intend to pay the aggregate Purchase Price (as defined in Section 3) for the International Securities being sold on each Closing Date to Unibanco as foreign exchange provider (in such capacity, the "FOREX COUNTERPARTY") for the benefit of the applicable Selling Shareholders or Shareholder, with such payment extinguishing the International Underwriters' payment obligations to such Selling Shareholders. It is understood that the ForEx Counterparty convert the net proceeds of sale of the International Securities on each Closing Date into Brazilian reais based on the commercial rate of exchange as published by the Banco Central do Brasil (the "CENTRAL BANK") on SISBACEN, PTAX 800, option 5 after the closing of the market on the date hereof


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("The Designated Exchange Rate") and remit that amount of reais to Unibanco in

Brazil for the account of the Selling Shareholders and that the ForEx Counterparty will simultaneously convert into United States dollars, at the Designated Exchange Rate, and remit to each Selling Shareholder, the sum of (A) such Selling Shareholder's share of the proceeds of the foreign exchange transaction described above plus (B) the net proceeds of sale of the Brazilian Securities sold by such Selling Shareholder pursuant to the Brazilian Underwriting Agreement less (C) the applicable taxes [and offering expenses] payable by such Selling Shareholder.




     CSFB, J.P. Morgan Securities Inc. ("JPMORGAN") and Commerzbank will act as representatives (the "INTERNATIONAL REPRESENTATIVES") of the several International Underwriters and as joint book-runners for the International Offering and Unibanco -- Uniao de Bancos Brasileiros (Luxembourg) S.A. will act as co-manager for the International Offering. Banco de Investimentos Credit Suisse First Boston S.A. ("BICSFB") and Unibanco will act as the managers of the Brazilian Offering (the "BRAZILIAN MANAGERS" and, together with the International Representatives, the "REPRESENTATIVES") and as joint book-runners for the Brazilian Offering.


     In order to provide for the coordination of their activities, the International Underwriters and the Brazilian Underwriters have entered into an Agreement Between International Underwriters and Brazilian Underwriters dated the date hereof (the "INTERSYNDICATE AGREEMENT"), which provides, among other things, that the International Underwriters and the Brazilian Underwriters may purchase and sell Units (including Units in the form of GDSs) among each other for purposes of resale.


     2. Representations and Warranties of the Companies and the Selling Shareholders. (a) The Companies jointly and severally represent and warrant to, and agree with, the several International Underwriters, and, with respect to
(iv) below, the Selling Shareholders, that:



          (i) A registration statement on Form F-3 (Nos. 333-107813 and 333-107813-01) as amended by Amendments Nos. 1 and 2 thereto relating to the Units (including Units in the form of GDSs), including a form of prospectus relating to the International Securities, have been filed with the Securities and Exchange Commission ("COMMISSION") and either (A) such registration statement, as so amended, has been declared effective under the Securities Act of 1933, as amended ("ACT") and is not proposed to be further amended and no stop order suspending its effectiveness is in effect and no proceedings for such purpose are pending before or, to the best knowledge of each of the Companies, threatened by the Commission or (B) such registration statement, as so amended, is proposed to be further amended by amendment or post-effective amendment. If applicable and if such registration statement (as amended by such Amendments No. 1 and 2, the "INITIAL REGISTRATION STATEMENT") has been declared effective, either (A) an additional registration statement (the "ADDITIONAL REGISTRATION STATEMENT") relating to the Units (including Units in the form of GDSs) may have been filed with the Commission pursuant to Rule 462(b) ("RULE 462(B)") under the Act and, if so filed, has become effective upon filing pursuant to such rule and the Units (including Units in the form of GDSs) all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Units (including Units in the form of GDSs) will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Companies do not propose to amend the initial registration statement or if an additional registration statement has been filed and the Companies do not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the


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     Commission or has become effective upon filing pursuant to Rule 462(c)
     ("RULE 462(C)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "EFFECTIVE TIME" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Companies have advised the Representatives that they do not propose to amend the initial registration statement or the additional registration statement, as the case may be, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Companies have advised the Representatives that they propose to file, after the date of this Agreement, an amendment or post-effective amendment to the initial registration statement or the additional registration statement, as the case may be, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission or is filed and becomes effective pursuant to Rule 462(b). For purposes of this Agreement, "EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("RULE 430A(b)") under the Act, is hereinafter referred to as the "INITIAL REGISTRATION STATEMENT". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "ADDITIONAL REGISTRATION STATEMENT". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "REGISTRATION STATEMENTS" and individually as the "REGISTRATION STATEMENT". The form of prospectus relating to the International Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(b)") under the Act or (if no such filing is required) as included in the Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "PROSPECTUS". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.



          (ii) Subject to the last sentence of this paragraph, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the applicable rules and regulations of the Commission (the "RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement (conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations (including with respect to the reverse reconciliation of U.S. GAAP financial statements to Brazilian GAAP included in the Prospectus) and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement (if any) is prior to the execution and delivery of this Agreement, the Additional Registration Statement (if any) each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and none of such documents includes, or will include, any untrue statement of a material


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     fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Subject to the last sentence of this paragraph, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, on the Effective Date of the Initial Registration Statement, the Initial Registration Statement will conform in all respects to the requirements of the Act and the Rules and Regulations, none of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Companies by any Underwriter through the applicable Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof, or by the Selling Shareholders specifically for use therein, it being understood and agreed that the only such information is that described as such in
     Section 7(b) hereof.


          (iii) (A) A registration statement in respect of the GDSs on Form F-6 (No. 333-13282) was filed with the Commission on March 16, 2001 and is effective pursuant to the Rules and Regulations (such registration statement, including all exhibits thereto, at the time it became effective, being hereinafter called the "GDS REGISTRATION STATEMENT"); (B) no stop order suspending the effectiveness of the GDS Registration Statement is in effect and no proceedings for such purpose are pending before or, to the best knowledge of each of the Companies, threatened by the Commission; and
     (C) the GDS Registration Statement complies and, as amended or supplemented, if applicable, will comply in all material respects with the Act and the Rules and Regulations.


          (iv) The Brazilian Offering has been duly registered in the Brazilian securities and exchange commission, or Comissao de Valores Mobiliarios (the "CVM") in the form prescribed by Brazilian Law No. 6.385/76 and CVM Instruction No. 88 of November 3, 1988, and the form of prospectus relating to the Brazilian Offering (the "Brazilian Prospectus") will be registered with the national association of investment banks of Brazil, or Associacao Nacional dos Bancos de Investimento (the "ANBID") and each conforms or will conform in all respects to the requirements of applicable Brazilian law. The Prospectus does not omit any material information about the Companies that is included in the Brazilian Prospectus and there is no material inconsistency between the information contained in the Brazilian Prospectus and the information contained in the Prospectus, including with respect to the manner in which the International Underwriters are to acquire the International Securities.



          (v) Each of the Companies has been duly organized, is validly existing as a sociedade anonima under the laws of Brazil, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified would not have a material adverse effect on the condition (financial or other) or on the business, operations, properties or results of operations of the Companies and their subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT").



          (vi) Schedule C to this Agreement contains a list of all the significant subsidiaries of the Companies within the meaning of Item 1-02(w) of Regulation S-X under the Act (each a "Significant Subsidiary) and each Significant Subsidiary has been duly incorporated and is existing as a sociedade anonima, a sociedade limitada, or corporation or limited liability company, as the case may be, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each Significant Subsidiary is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except to the extent that failure to be so qualified would not have a Material Adverse Effect; all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each Significant Subsidiary owned by each of the Companies, directly or through subsidiaries, is owned free and clear of any security interest, mortgage, pledge, lien

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     or encumbrances except for (A) the right of first refusal and other encumbrances on the shares of Unibanco AIG Seguros S.A. arising from the shareholders' agreement entered into among Unibanco, American Life Insurance Company, American International Underwriters Overseas Ltd., American Home Assurance Company and American International Group Inc. and
     (B) the encumbrances on the shares of Credicard S.A. Administradora de Cartoes de Credito arising from the amendment to the shareholders' agreement among Unibanco, Banco Itau S.A. and FNC Comercio e Participacoes Ltda.



          (vii) The Deposited Shares, the Units (including Units in the form of
     GDSs) and all other outstanding shares of capital stock of each of the Companies have been duly authorized and validly issued and when the Units (including Units in the form of GDSs) have been delivered and paid for in accordance with this Agreement and the Brazilian Underwriting Agreement, on each Closing Date (as defined below), such Units (including Units in the form of GDSs) will have been duly and validly issued and fully paid and nonassessable and will conform to the descriptions thereof contained in the Prospectus and will not be subject to any preemptive or similar rights except such as have been validly complied with or waived or lapsed prior to the date hereof.



          (viii) The Deposit Agreement has been duly authorized, executed and delivered by, and assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding agreement of, each of the Companies, enforceable against each of the Companies in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfer), reorganization, moratorium or similar laws affecting enforcement of creditors' rights and except as enforcement thereof is subject to general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law); upon due and valid issuance by the Depositary of GDRs evidencing GDSs against the deposit of Units in respect thereof in accordance with the Deposit Agreement, and upon payment by the International Underwriters for the Units underlying the GDSs, such GDRs will be duly and validly issued and the persons in whose names such GDRs are registered will be entitled to the rights specified therein and in the Deposit Agreement, as the case may be; and the Deposit Agreement and the GDSs conform in all material respects to the descriptions thereof contained in the Prospectus.


          (ix) There are no contracts, agreements or understandings between either of the Companies and any person (other than Commerzbank and Mizuho) granting such person the right to require either of the Companies to file a registration statement under the Act with respect to any securities of either of the Companies owned or to be owned by such person or to require either Company to include such securities in the securities registered pursuant to a Registration Statement or the GDS Registration Statement or in any securities being registered pursuant to any other registration statement filed by either of the Companies under the Act.

          (x) The GDSs have been or will be approved for listing on the New York Stock Exchange (the "NYSE"), and the Units, including those deposited in respect of GDSs, have been approved for listing on the Sao Paulo Stock Exchange, or Bolsa de Valores de Sao Paulo (the "BOVESPA").


          (xi) Except for (A) the registration under the Act of the International Securities, (B) the registration with the CVM of the Brazilian Offering, (C) the listing approval by the NYSE and the BOVESPA of the International Securities or the Brazilian Securities, as the case may be, [(D) the registration of the Brazilian Prospectus with the ANBID] and
     (E) except such as may be required by the securities or blue sky laws of the various states of the United States and other jurisdictions in connection with the offer and sale (and placement) of the Units (including Units in the form of GDSs) or such as may be required by the by-laws and rules of the National Association of Securities Dealers, Inc. ("NASD") or NASD Regulation, Inc. ("NASDR") in connection with the use of the Prospectus for issuances of securities by the Companies and the purchase and distribution of the International Securities by the International Underwriters and the confirmation by the NASD that it has no objection with respect to the fairness and reasonableness of the underwriting terms and arrangements, each of which has, to the best knowledge of the Companies, been obtained and is in full force and effect, no consents, approvals, licenses, authorizations, orders, registrations, clearances or


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     qualifications of or with any court or governmental agency or body or any stock exchange authority (hereinafter collectively referred to as a "GOVERNMENTAL AGENCY") having jurisdiction over Unibanco Holdings or Unibanco or any of their subsidiaries or any of their properties (hereinafter collectively referred to as "GOVERNMENTAL AUTHORIZATIONS") is required for (u) the issuance of the Underlying Shares; (v) the deposit of the Underlying Shares with Unibanco as the issuing agent for the Units; (w) the valid authorization, issuance and delivery of the Units in respect thereof; (x) the deposit of the International Firm Securities by the International Underwriters with the Custodian on behalf of the Depositary;
     (y) the valid authorization, issuance, sale and delivery of GDSs in respect thereof and the valid execution and delivery of GDRs representing such GDSs; and (z) the due authorization, execution, delivery and performance by each of the Companies of this Agreement and the Brazilian Underwriting Agreement (including the payment of expenses hereunder or thereunder). All such Governmental Authorizations necessary for the transactions described in clauses (u) through (z) above will be in full force and effect on the First Closing Date (as defined below) and, if any Optional Securities are purchased, on each Optional Closing Date (as defined below).



          (xii) Except as set forth in the Prospectus, (a) all amounts payable with respect to the Deposited Shares or the Units upon liquidation of either Company or upon the redemption of Deposited Shares and all dividends and other distributions declared and payable on the Deposited Shares and the Units (including Units in the form of GDSs) may under the current laws and regulations of Brazil and any political subdivision thereof be paid to the Registrar in United States or in Brazilian currency, and no such dividends and other distributions are subject to withholding or other taxes under the current laws and regulations of Brazil, (b) such dividends and other distributions may be paid by the Registrar, under the current laws and regulations of Brazil, to the Depositary in Brazilian currency that may be converted into foreign currency that may be freely transferred out of Brazil, and no such dividends or other distributions will be subject to withholding or other taxes under the current laws and regulations of Brazil, and (c) such dividends and other distributions are otherwise free and clear of any other tax, withholding or deduction in Brazil or any political subdivision or taxing authority thereof which may be levied on the Depositary's account and without the necessity of obtaining any Governmental Authorization in Brazil.



          (xiii) To ensure the legality, validity, enforcement or admissibility into evidence in a legal or administrative proceeding in Brazil of each of this Agreement, the Deposit Agreement and the Units (including Units in the form of GDSs), it is not necessary that this Agreement, the Deposit Agreement or the Units be filed or recorded with any court or other authority in Brazil or that any registration tax, stamp duty or similar tax be paid in Brazil on or in respect of any of this Agreement, the Deposit Agreement or the Units other than court costs, including (without limitation) filing fees and deposits to guarantee judgment required by a Brazilian court of law, and except that (A) (i) this Agreement and the Deposit Agreement shall have been translated into Portuguese by a sworn translator and (ii) the signatures of the parties thereto shall have been notarized by a notary public licensed as such under the law of the place of signing and the signature of such notary public shall have been authenticated by a Brazilian consulate, (B) this Agreement and the Deposit Agreement, together with their sworn Portuguese translations, shall have been registered with the appropriate Registry of Deeds and Documents in Brazil, which registration may be made at any time for judicial enforcement thereof in Brazil, and (C) this Agreement and the Deposit Agreement, together with their sworn Portuguese translations, shall have been filed with the CVM.


          (xiv) The execution and delivery by the Companies of, and the performance by the Companies of their obligations under, this Agreement and the Brazilian Underwriting Agreement and the issuance and sale of the Units, including the deposit of the Deposited Shares with the issuing agent and the deposit of any Units with the Custodian for the Depositary and the issuance of the GDRs evidencing the GDSs by the Depositary in accordance with the Deposit Agreement, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any statute, any rule, regulation or order of any Governmental Agency or of any court, domestic or foreign, having jurisdiction over either of the Companies or any Significant Subsidiary or any of their properties,

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     (B) any agreement or instrument to which either of the Companies or any such Significant Subsidiary is a party or by which either Company or any such Significant Subsidiary is bound or to which any of the properties of either Company or any such Significant Subsidiary is subject, or (C) the by-laws of either Company or any such Significant Subsidiary, except in the case of (A) or (B), any such breach, default or violation that would not have a Material Adverse Effect, and the Companies have full power and authority to authorize and issue the Units (including Units in the form of GDSs), the Deposit Agreement, the Brazilian Underwriting Agreement and this Agreement.


          (xv) Each of this Agreement and the Brazilian Underwriting Agreement has been duly authorized, executed, and delivered by each of the Companies.


          (xvi) The Companies and their Significant Subsidiaries have good and marketable title to all real property and good and marketable title to all personal property owned by them that is material to the business of the Companies and their subsidiaries, taken as a whole, free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such that would not have a Material Adverse Effect; and any real property and buildings held under lease by either of the Companies or their Significant Subsidiaries that are material to its business and that of its subsidiaries, taken as a whole, are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made of such property and buildings by either of the Companies, except as described in the Prospectus.



          (xvii) The Companies and their Significant Subsidiaries possess such certificates, authorizations, licenses, concessions, approvals, orders or permits issued by the appropriate regulatory agencies or bodies as are necessary to own, lease or license, as the case may be, and to operate their properties and to conduct the businesses now conducted by them in the manner described in the Prospectus, except to the extent that the failure to have such certificates, authorizations, licenses, concessions, approvals, orders or permits would not have a Material Adverse Effect; the Companies and their Significant Subsidiaries have not received any notice of proceedings relating to the revocation or modification of any such certificates, authorizations, licenses, concessions, approvals, orders or permits that, if determined adversely to the Companies or any of their Significant Subsidiaries, would individually or in the aggregate have a Material Adverse Effect.


          (xviii) No labor dispute with any union or other formally or informally constituted body representing the employees of the Companies or any subsidiary exists or, to the knowledge of the Companies, is imminent, that has or would have, as the case may be, a Material Adverse Effect.

          (xix) The Companies and their Significant Subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights that, if determined adversely to the Companies or any of their subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

          (xx) Each of the Companies and each of their Significant Subsidiaries
     (A) are in compliance with any and all applicable Brazilian laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to have or receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.


          (xxi) Except as set forth in the Prospectus, there are no legal or governmental proceedings pending or, to the best knowledge of each of the Companies, threatened, to which either of the

     Companies or any of their subsidiaries is subject, which would individually or in the aggregate, if determined adversely, have a Material Adverse Effect, or would materially and adversely affect the ability of the Companies to perform their obligations under the Deposit Agreement, the Brazilian Underwriting Agreement, this Agreement, or which are otherwise material in the context of the sale of the Units (including Units in the form of GDSs).


          (xxii) The financial statements included in or incorporated by reference in each Registration Statement and the Prospectus present fairly the financial position of the Companies and their consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in Brazil or the United States of America, as applicable, applied on a consistent basis throughout the periods involved (except as otherwise noted therein).



          (xxiii) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Companies and their subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Companies on any class of their capital stock.


          (xxiv) The Companies are subject to the reporting requirements of either Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and file reports with the Commission on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system and has timely filed all reports required to be filed by it pursuant thereto and thereon for purposes of being eligible to use Form F-3 in connection with the International Offering.

          (xxv) The Companies and the transactions contemplated in this Agreement in connection with the offer and sale (and placement) of the Units meet the requirements set forth in Form F-3 under the Securities Act for use of the Registration Statement in connection with the International Offering of the Units that are the subject of this Agreement.


          (xxvi) Neither of the Companies is and, after giving effect to the Global Offering and sale of the Units (including Units in the form of GDSs) and the application of the proceeds thereof as described in the Prospectus, neither of the Companies will be an "investment company" as defined in the Investment Company Act of 1940.



          (xxvii) To the knowledge of the Companies, the discussion of their possible status as a "passive foreign investment company" set forth in the Prospectus under the caption "Taxation -- Material United States Federal Income Tax Consequences -- Passive Foreign Investment Company Considerations" is accurate in all material respects.



          (xxviii) Each of the Companies and each of their respective Significant Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not have a Material Adverse Effect, and has paid all taxes shown as due thereon.


          (xxix) Neither of the Companies has any immunity from jurisdiction of any court of (A) any jurisdiction in which it owns or leases property or assets, (B) the United States of America or the State of New York or (C) Brazil or any political subdivision thereof or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property and assets or this Agreement or the Deposit Agreement or any of the Units (including Units in the form of GDSs) or the Underlying Shares or actions to enforce judgments in respect thereof.

          (xxx) There is and has been no failure on the part of either of the Companies or any of the directors or officers of either of the Companies, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.


          (xxxi) Each of the Companies and each of their subsidiaries is in material compliance with applicable U.S. and Brazilian anti-terrorism and anti-money laundering rules and regulations, including Title III of the USA Patriot Act and the regulations promulgated thereunder.


     (b) Unibanco Holdings represents and warrants to each of the Underwriters that:

          (i) Unibanco Holdings has no direct subsidiaries other than Unibanco. Unibanco Holdings does not currently conduct any material activities other than holding Unibanco common shares and Unibanco preferred shares.


          (ii) Except as set forth in the Prospectus, Unibanco Holdings owns, directly or indirectly, and has good and valid title to, 96.6% of the issued and outstanding shares of voting stock of Unibanco, free and clear of all liens, encumbrances, equities and claims.


     (c) Each of the Selling Shareholders, severally and not jointly, represents and warrants to each of the Underwriters with respect to itself that:

          (i) Such Selling Shareholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Firm Securities (and in the case of Commerzbank, the Optional Securities, as applicable) to be delivered by such Selling Shareholder on such Closing Date and full right, power and authority to enter into this Agreement and the Brazilian Underwriting Agreement and to sell, assign, transfer and deliver the Units (including Units in the form of GDSs) to be delivered by such Selling Shareholder on such Closing Date hereunder; and upon the delivery of and payment for the Units (including Units in the form of GDSs) on each Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Units (including Units in the form of GDSs) to be delivered by such Selling Shareholder on such Closing Date.


          (ii) Subject to the last sentence of this paragraph, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statement therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Subject to the last sentence of this paragraph, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences apply only to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Companies by such

     Selling Shareholder specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) (ii) hereof.



          (iii) Such Selling Shareholder has been advised by the Companies, and is not aware that such advice is incorrect, that the Brazilian Offering has been duly registered in the CVM in the form prescribed by Brazilian Law No. 6.385/76 and CVM Instruction No. 88 of November 3, 1988, and the Brazilian Prospectus will be registered with the ANBID and that each conforms or will conform in all respects to the requirements of Brazilian law.



          (iv) Such Selling Shareholder has been duly organized and is validly existing as a corporation under the laws of the Federal Republic of Germany (in the case of Commerzbank) or a corporation under the laws of Japan (in the case of Mizuho).


          (v) Each of this Agreement and the Brazilian Underwriting Agreement has been duly authorized, executed and delivered by such Selling Shareholder.


          (vi) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its respective obligations under, this Agreement and the Brazilian Underwriting Agreement, the deposit of the Deposited Shares with the Registrar against issuance and deposit with the custodian on behalf of the Depositary of Units (including Units in form of GDSs) to be delivered on the First Closing Date (and, in the case of Commerzbank, the Optional Closing Date, as appropriate), the consummation by such Selling Shareholder of the transactions herein contemplated, and the sale, transfer and delivery of the Units, including those in form of GDSs, to be sold by such Selling Shareholder hereunder and thereunder will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (x) any statute, any rule, regulation or order of any Governmental Agency or of any court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of its properties, or (y) any agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the properties of such Selling Shareholder or any such subsidiary is subject, or (z) the charter or by-laws of such Selling Shareholder; except, in the case of (x) or (y), any such breach, default or violation that would not have a material adverse effect on the consummation of the transactions contemplated hereby and thereby, such Selling Shareholder has full power and authority to deposit Underlying Shares with the Registrar and to sell Underlying Shares and Units (including Units in the form of GDSs), and no consent, approval, authorization or order of or qualification with any Governmental Agency is required for the performance by such Selling Shareholder of its obligations under this Agreement and the Brazilian Underwriting Agreement or the consummation of the transactions contemplated by the Prospectus, this Agreement and the Deposit Agreement, except for (A) the registration under the Act of the International Securities, (B) the registration with the CVM of the Brazilian Offering,
     (C) the listing approval by the NYSE and the BOVESPA of the International Securities or the Brazilian Securities, as the case may be, [(D) the registration of the Brazilian Prospectus with the ANID] and (E) such as may be required by the securities or blue sky laws of the various states of the United States and any other jurisdictions in connection with the offer and sale (and placement) of the Units (including Units in form of GDSs) and such as may be required by the by-laws and rules of the NASD or NASDR in connection with the use of the Prospectus for issuances of securities by the Companies and the purchase and distribution of the International Securities by the International Underwriters and the confirmation by the NASD that it has no objection with respect to the fairness and reasonableness of the underwriting terms and arrangements, each of which has, to the best knowledge of the Selling Shareholders (except with respect to clause (D) and (E) as to which the Selling Shareholders make no representation), been obtained and is in full force and effect. The Governmental Authorizations for the transactions described in clauses (A),
     (B) and (C) above and all similar authorizations of Governmental Agencies having jurisdiction over such Selling Shareholder will be in full force and effect on the First Closing Date and, with respect to Commerzbank, if any additional Optional Securities are purchased, on the Optional Closing Date.

          (vii) The Underlying Shares to be deposited in connection with the sale of Securities may be freely deposited by such Selling Shareholder with the Registrar against issuance of Units; the Units may be freely deposited with the Depositary against issuance of GDRs evidencing GDSs; and the Units (including the Units in the form of GDS) to be sold by such Selling Shareholder are freely transferable by such Selling Shareholder to the Underwriters in the manner contemplated in this Agreement and the Brazilian Underwriting Agreement.

          (viii) Delivery of the Units (including Units in the form of GDSs) being sold by such Selling Shareholder pursuant to this Agreement and the Brazilian Underwriting Agreement against payment therefor will pass good and valid title to such Units (including Units in the form of GDS) free and clear of all liens, encumbrances, equities and claims; and there are no restrictions on subsequent transfers of Units (including Units in the form of GDS) being sold by such Selling Shareholder and to be delivered to the Underwriters as a result of any action taken by, law or regulation applicable to, or other circumstance relating, to such Selling Shareholder.


          (ix) There are no legal or governmental proceedings or investigations pending or, to the best knowledge of such Selling Shareholder, threatened to which such Selling Shareholder is either a party or of which any of the properties of such Selling Shareholder is the subject other than proceedings that would not have a Material Adverse Effect on the power or ability of such Selling Shareholder to perform its obligations under this Agreement and the Brazilian Underwriting Agreement or to consummate the transactions contemplated by the Prospectus.


          (x) Such Selling Shareholder has no immunity from jurisdiction of any court of (A) any jurisdiction in which it owns or leases property or assets, (B) the United States of America or the State of New York (C) Brazil, Japan or Germany or any political subdivision of any thereof or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property or assets or this Agreement or any of the Units (including Units in the form of GDSs) or the Underlying Shares or actions to enforce judgments in respect of any thereof.

     3. Purchase, Sale and Delivery of Securities. (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, (i) Commerzbank acknowledges its agreement in the Brazilian Underwriting Agreement to place the Commerzbank Firm Securities with the Brazilian Underwriters pursuant to the Brazilian Underwriting Agreement and acknowledges that a portion thereof, equal to the number of International Firm Securities multiplied by a fraction, the numerator of which is equal to the number of Commerzbank Firm Securities and the denominator of which is equal to the number of Firm Securities, will be placed with the International Underwriters as part of the Global Offering, (ii) Mizuho acknowledges its agreement in the Brazilian Underwriting Agreement to place the Mizuho Firm Securities with the Brazilian Underwriters pursuant to the Brazilian Underwriting Agreement and acknowledges that a portion thereof, equal to the number of International Firm Securities multiplied by a fraction, the numerator of which is equal to the number of Mizuho Firm Securities and the denominator of which is equal to the number of Firm Securities, will be placed with the International Underwriters as part of an integrated global offering, and (iii) each International Underwriter agrees, for the benefit of the Selling Shareholders and the Brazilian Underwriters, severally and not jointly, to
purchase in the Brazilian Offering, at a purchase price of U.S.$[     ] per Unit
(the "FIRM SECURITIES PURCHASE PRICE"), the respective number of Units constituting the International Firm Securities set forth opposite the name of such International Underwriter in Schedule A hereto.


     (b) The International Firm Securities in GDS form will be delivered to the International Representatives for the accounts of the International Underwriters at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, United States of America, at 9:00 A.M., New York time, on September 30, 2003, against payment of the aggregate Firm Securities Purchase Price therefor in U.S. dollars in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to the Global Coordinator, in favor of the ForEx Counterparty, and for the ratable benefit of the Selling Shareholders, or at such other time not later than seven full business days thereafter as the Global Coordinator, the Selling Shareholders and the Companies determine, with the approval of the ForEx Counterparty, as applicable, such time being herein referred to as the "FIRST CLOSING DATE". For purposes of Rule 15c6-1 under the Exchange Act and Article 22 of CVM Instruction No. 88 of November 3, 1988, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Firm Securities sold pursuant to the Global Offering. In connection with the placement of International Firm Securities to the International Underwriters pursuant to the Brazilian Underwriting Agreement, the International Underwriters will deposit, through customary procedures, [3,535,638,273] Units with the Custodian and, pursuant to the Deposit Agreement, the Depositary will be required to deliver to the International Underwriters, the GDRs evidencing the International Firm Securities in GDS form. Such International Firm Securities in GDS form so to be delivered will be in definitive form, in such denominations as the applicable Representatives request and registered in the name of Cede & Co. as the nominee of the Depository Trust & Clearing Corporation ("DTCC") and will be made available for checking and packaging at a location specified at least 24 hours prior to the First Closing Date. Simultaneously with the delivery of the Firm International Securities in GDS form, the International Underwriters shall cause the GDRs evidencing such GDSs to be delivered to The Bank of New York as transfer agent for DTCC's Fast Automated Securities Transfer Program.



     (c) In addition, upon written notice from the Global Coordinator and JPMorgan given to Commerzbank, the Companies and the Brazilian Managers, on no more than one occasion, not more than 30 days subsequent to the date of the Prospectus, the International Underwriters may purchase all or less than all of
the Optional Securities at a purchase price of U.S.$[     ] per Unit (which is
equal to the public offering price per Unit less only the selling concession) (the "OPTIONAL SECURITIES PURCHASE PRICE", and together with the Firm Securities Purchase Price, the "PURCHASE PRICE"). Commerzbank acknowledges its agreement in the Brazilian Underwriting Agreement to deliver such Optional Securities upon the exercise of the option granted to the International Underwriters reflected in the Brazilian Underwriting Agreement, and the Brazilian Underwriters agree, severally and not jointly, to place the number of Optional Securities specified in such notice with the International Underwriters as part of the Global Offering, and each International Underwriters agrees, for the benefit of Commerzbank and the Brazilian Underwriters, severally and not jointly, to purchase in the Brazilian Offering a number of Units equal to the total number of Optional Securities specified in such notice, multiplied by a fraction, the numerator of which is equal to the respective number of Units constituting the International Firm Securities set forth opposite the name of such International Underwriter in Schedule A hereto and the denominator of which is equal to the total number of International Firm Securities.


     (d) The Optional Securities described in clause (c) shall be purchased for the account of each International Underwriter in the same proportion as the number of International Firm Securities set forth opposite such International Underwriter's name bears to the total number of International Firm Securities (subject to adjustment by the Global Coordinator to eliminate fractions) and may be purchased by the International Underwriters only for the purpose of covering over-allotments made in connection with the sale of the International Firm Securities. No Optional Securities shall be sold or delivered unless the International Firm Securities previously have been, or simultaneously are, sold and delivered.

     (e) The Global Coordinator and JP Morgan, with the approval of the ForEx Counterparty shall determine the time for the delivery of and payment for the Optional Securities in GDS form (the "OPTIONAL CLOSING DATE"), which may, subject to applicable rules and customs governing Brazilian foreign exchange transactions, be the First Closing Date (the First Closing Date and the Optional Closing Date, if any, or sometimes referred to collectively as a "CLOSING DATE"); provided however that the Optional Closing Date shall be not later than five full business days after written notice of election to purchase Optional Securities is given. Commerzbank or the Brazilian Managers will deliver the Optional Securities, in GDS form being purchased on the Optional Closing Date to the applicable Representatives for the accounts of the several International Underwriters, at the offices of Shearman & Sterling LLP,

599 Lexington Avenue, New York, New York 10022, United States of America, at 9:00 a.m. New York time on the Optional Closing Date against payment of the aggregate Optional Securities Purchase Price therefor in U.S. dollars in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to the Global Coordinator, in favor of the ForEx Counterparty, and for the benefit of Commerzbank. In connection with the placement of Optional Securities to the International Underwriters pursuant to the Brazilian Underwriting Agreement, the International Underwriters will deposit, through customary procedures, up to 757,636,773 Units with the Custodian and, pursuant to the Deposit Agreement, the Depositary will be required to deliver to the International Underwriters, the GDRs evidencing the Optional Securities in GDS form. The GDRs evidencing the Optional Securities in GDS form will be in definitive form, in such denominations as the Global Coordinator requests upon reasonable notice prior to the Optional Closing Date and registered in the name of Cede & Co. as the nominee of DTCC and will be made available for checking and packaging at a location specified at a reasonable time in advance of the Optional Closing Date. Simultaneously with the delivery of the Optional Securities in GDS form, the International Underwriters shall cause the GDRs evidencing such GDSs to be delivered to The Bank of New York as transfer agent for DTCC's Fast Automated Securities Transfer Program.



     4. Offering by International Underwriters. It is understood that the several International Underwriters propose to offer the International Securities for sale to the public as set forth in the Prospectus.


     5.  Certain Agreements.

     (a) The Companies agree with the several Underwriters and the Selling Shareholders that:


          (i) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Companies will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable, and upon consultation with the Global Coordinator and JPMorgan, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Companies will advise the Global Coordinator and JPMorgan promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Units (including Units in the form of GDSs) under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Companies will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 A.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time either Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by the Global Coordinator and JPMorgan.



          (ii) The Companies will advise the Global Coordinator and JPMorgan promptly of any proposal to amend or supplement the initial or any Additional Registration Statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus or the GDS Registration Statement and will not effect such amendment or supplementation without the Global Coordinator's and JPMorgan's prior consent; and the Companies will also advise the Global Coordinator and JPMorgan promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and the GDS Registration Statement (if its effectiveness is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus or the GDS Registration Statement and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement or the GDS Registration Statement and will use its reasonable best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (iii) If, at any time when a prospectus relating to the Units (including Units in the form of GDSs) is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Companies will promptly notify the Global Coordinator and JPMorgan of such event and will promptly prepare and, in the case of the Prospectus, file with the Commission, at the Companies' own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Global Coordinator's or JPMorgan's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.


          (iv) As soon as practicable, the Companies will make generally available to their respective securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) that will satisfy the provisions of
     Section 11(a) of the Act.


          (v) The Companies will furnish to the Representatives copies of the Registration Statement and the GDS Registration Statement (each of which will be signed and will include all exhibits), each preliminary prospectus relating to the Units (including Units in the form of GDSs), and, so long as a prospectus relating to the Units (including Units in the form of GDSs) is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as the Global Coordinator or JPMorgan requests. The Prospectus shall be so furnished in New York City on or prior to 3:00 P.M., New York time, on the business day following the pricing of the International Securities. All other such documents shall be so furnished as soon as available.


          (vi) The Companies will cooperate with the International Underwriters in arranging for the qualification of the Units (including Units in the form of GDSs) for sale under the laws of such jurisdictions in the United States and elsewhere as the Global Coordinator designates (and to which the Companies agree) and will continue such qualifications in effect so long as required for the distribution.


          (vii) No action has been or, prior to the completion of the distribution of the Units (including Units in the form of GDSs), will be taken by the Companies that would permit a public offering of the Units (including Units in the form of GDSs), or possession or distribution of any prospectus, or any amendment or supplement thereto, or any related preliminary prospectus issued in connection with the Global Offering of the Units (including Units in the form of GDSs), or any other offering material, in any country or jurisdiction where action for that purpose is required, except under circumstances that will result in compliance with all applicable rules or regulations of any such country or jurisdiction.



          (viii) For a period of 180 days after the date of the initial public offering of the Securities, the Companies will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional Underlying Preferred Shares or Units or GDSs or securities convertible into or exchangeable or exercisable for any Underlying Preferred Shares or Units or GDSs, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of the Global Coordinator and JPMorgan.



          (ix) The Companies will comply with the terms of the Deposit Agreement so that the GDRs evidencing the GDSs will be executed by the Depositary and delivered to the International Underwriters, pursuant to this Agreement, on the applicable Closing Date.

     (b) Each of the Selling Shareholders, severally and not jointly, agrees with the several Underwriters, Unibanco, and Unibanco Holdings that:


          (i) Such Selling Shareholder will, severally and not jointly, indemnify and hold harmless the Underwriters against 43% (in the case of Commerzbank) and 57% (in the case of Mizuho) of any documentary, stamp or any other taxes or levies of any kind imposed by any Governmental Authority (other than income or gross receipts taxes), including any interest and penalties, on the deposit of Underlying Shares with the Registrar, the issuance and sale of the Units (including Units in the form of GDSs) and on the execution and delivery of this Agreement. All payments to be made by such Selling Shareholder under this clause (i) shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless such Selling Shareholder is compelled by law to deduct or withhold such taxes, duties or charges. In that event, each Selling Shareholder shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.


          (ii) For a period of 180 days after the date of the initial public offering of the Securities, Commerzbank will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional Underlying Preferred Shares or Units or GDSs or securities convertible into or exchangeable or exercisable for any Underlying Preferred Shares or Units or GDSs, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of the Global Coordinator and JPMorgan, except for the sale of Securities in the Brazilian Offering.

     (c) The Companies and the Selling Shareholders shall pay (i) all expenses incident to the performance of their own obligations under this Agreement, the Brazilian Underwriting Agreement and the Deposit Agreement, including any travel expenses and other expenses incidental to attending or hosting meetings with prospective purchasers of the International Securities, (ii) all transfer taxes on the sale of the International Securities, the deposit of Underlying Shares against Units or the deposit of Units against GDSs, (iii) any CVM, SEC, ANBID, stock exchange or NASD registration and filing fees and (iv) the costs of preparing, word processing, printing and distributing the Registration Statement or any Additional Registration Statement, either Prospectus and any amendments or supplements to any thereof.


     The Companies and the Selling Shareholders agree, as between themselves, that the expenses set forth in the preceding paragraph shall be divided between them in accordance with the letter agreement dated August 1, 2003, relating to the expenses of the offering of Units by the Selling Shareholders (the "Expense Letter") and that, to the extent that either of the Companies or any Selling Shareholder is required to pay any expense required to be paid by any other party to the Expense Letter, such party shall be entitled to seek reimbursement therefor from such other party. Nothing contained in this paragraph shall derogate from the obligations to the Underwriters of the Companies and the Selling Shareholders set forth in the preceding paragraph.



     6. Conditions of the Obligations of the International Underwriters. The obligations of the several International Underwriters to purchase and pay for the International Firm Securities on the First Closing Date and the Optional Securities on the Optional Closing Date will be subject to the accuracy of the representations and warranties of the Companies and the Selling Shareholders herein, to the accuracy of the statements of the Companies' officers and the Depositary made pursuant to the provisions hereof, to the performance by the Companies, the Selling Shareholders and the Brazilian Underwriters of their respective obligations hereunder and to the following additional conditions precedent:


     (a) The International Representatives shall have received a "comfort letter", dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time) from PricewaterhouseCoopers Auditores

Independentes, confirming that it is a firm of independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

          (i) in its opinion the financial statements and schedules examined by it with respect to 2001 and included or incorporated by reference in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

          (ii) on the basis of a reading of the latest available interim financial statements of each of the Companies, inquiries of officials of the Companies who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused it to believe that:


             (A) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of such letter, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of any of the Companies and their consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or



             (B) for the period from the closing date of the income statement for 2001 included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectus, in consolidated net operating income in the total or per share amounts of consolidated net income;



        except, in the case of clauses (A) and (B) above, for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and


          (iii) it has compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Companies and their subsidiaries subject to the internal controls of each of the Companies' accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

     (b) The International Representatives shall have received a "comfort letter", dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), from Deloitte Touche Tohmatsu, confirming that it is a firm of independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

          (i) in its opinion the financial statements and schedules examined by it and included or incorporated by reference in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

          (ii) it has performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing

     Standards No. 100, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

          (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of each of the Companies, inquiries of officials of the Companies who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused it to believe that:

             (A) the unaudited financial statements included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;


             (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of such letter, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of any of the Companies and their consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or



             (C) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectus, in consolidated net sales or net operating income in the total or per share amounts of consolidated net income;



        except, in the case of clauses (A), (B) and (C) above, for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and


          (iv) it has compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Companies and their subsidiaries subject to the internal controls of each of the Companies' accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.


     (c) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 A.M., New York time, on the date of this Agreement or such later date as shall have been consented to by the Global Coordinator and JPMorgan. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 A.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any International Underwriter, or shall have occurred at such later date as shall have been consented to by CSFB or JPMorgan. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. The GDS Registration Statement shall have been declared effective not later than 10:00 A.M., New York time, on the date of this Agreement or such later date as shall have been consented to by the Global Coordinator and JPMorgan. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement or the GDS Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Selling Shareholders, the Companies or the Representatives, shall be contemplated by the Commission.


     (d) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business operations, properties, or results of operations of the Companies or their subsidiaries, taken as a whole, which, in the judgment of a majority in interest of the International Underwriters, including the International Representatives, after consultation with the Companies and the Selling Shareholders, is material and adverse and makes it impractical or inadvisable to proceed with completion of the International Offering or the sale of and payment for the Units (including Units in the form of GDSs); (ii) any downgrading in the rating of any debt securities or preferred stock of any of the Companies by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of any of the Companies (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in United States, Brazilian, or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the International Underwriters including the International Representatives, after consultation with the Companies and the Selling Shareholders, be likely to prejudice materially the success of the proposed issue, sale or distribution of the International Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the NYSE or the BOVESPA, or any setting of minimum prices for trading on such exchange; (v) any suspension of trading of any securities of any of the Companies on any exchange or in the over-the-counter market; (vi) any banking moratorium declared by United States federal, New York state or Brazilian federal or state authorities; (vii) any major disruption of settlements of securities or clearance services in the United States of America or the Federative Republic of Brazil or (viii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States or Brazil, any declaration of war by the United States Congress or any other national, regional or international calamity or emergency if, in the judgment of a majority in interest of the International Underwriters including the International Representatives, after consultation with the Companies and the Selling Shareholders, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the International Securities.


     (e) The International Representatives shall have received on such Closing Date a certificate from each of the Companies, dated such Closing Date and signed by two executive officers of each of the Companies, to the effect that the representations and warranties of each of the Companies contained in this Agreement and the Brazilian Underwriting Agreement are true and correct as of such Closing Date and that each of the Companies has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder and under the Brazilian Underwriting Agreement on or before such Closing Date.

     (f) The International Representatives shall have received on such Closing Date a certificate, dated such Closing Date and signed by two executive officers of each of the Selling Shareholders (in the case of the First Closing Date) or by Commerzbank alone (in the case of the Optional Closing Date), to the effect that the representations and warranties of such Selling Shareholder contained in this Agreement and the Brazilian Underwriting Agreement are true and correct as of such Closing Date and that such Selling Shareholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder and under the Brazilian Underwriting Agreement on or before such Closing Date.


     (g) The International Representatives shall have received on such Closing Date an opinion of Debevoise & Plimpton, United States counsel for the Companies, dated such Closing Date, in the form and substance satisfactory to the International Representatives.

     (h) The International Representatives shall have received on such Closing Date an opinion of Marcia Maria Freitas de Aguiar, general counsel of Unibanco, dated such Closing Date, in the form and substance satisfactory to the International Representatives.



     (i) The International Representatives shall have received on such Closing Date an opinion of Davis Polk & Wardwell, United States counsel for the Selling Shareholders, dated such Closing Date, in the form and substance satisfactory to the International Representatives.



     (j) The International Representatives shall have received on such Closing Date an opinion of Tozzini, Freire, Teixeira e Silva Advogados, Brazilian counsel for the Selling Shareholders, dated such Closing Date, in the form and substance satisfactory to the International Representatives.



     (k) The International Representatives shall have received on such Closing Date an opinion of Stephanie von Klitzing and Christoph Trapp, German legal counsels for Commerzbank, dated such Closing Date, in the form and substance satisfactory to the International Representatives.



     (l) The International Representatives shall have received on such Closing Date an opinion of Iwata Godo Law Firm, Japanese counsel for Mizuho, dated such Closing Date, in the form and substance satisfactory to the International Representatives.



     (m) The International Representatives shall have received on such Closing Date an opinion of Emmett Marvin & Martin LLP, counsel for the Depositary, dated such Closing Date, in the form and substance satisfactory to the International Representatives.



     (n) The International Representatives shall have received on such Closing Date an opinion of Shearman & Sterling LLP, United States counsel for the Underwriters, dated such Closing Date, in the form and substance satisfactory to the International Representatives.



     (o) The International Representatives shall have received on such Closing Date an opinion of Pinheiro Neto Advogados, Brazilian counsel to the Underwriters, dated such Closing Date, in the form and substance satisfactory to the International Representatives.


     (p) The Deposit Agreement shall be in full force and effect and the Units shall have been created and deposited with the Depositary pursuant thereto.

     (q) The Registrar shall have furnished to the International Representatives a certificate, reasonably satisfactory to the International Underwriters, of one of its authorized officers with respect to the deposit with the Registrar of the Underlying Shares against Units and the execution and delivery of the Units evidencing such Underlying Shares pursuant to the By-Laws of Unibanco and of Unibanco Holdings and such other matters related thereto as the International Underwriters reasonably request.

     (r) The Depositary shall have furnished to the International Representatives a certificate, reasonably satisfactory to the International Underwriters, of one of its authorized officers with respect to the deposit with the custodian of the Units against GDSs, the execution and delivery of the GDRs evidencing such GDSs pursuant to the Deposit Agreement and such other matters related thereto as the International Underwriters reasonably request.

     (s) The GDSs shall have been approved for listing on the NYSE, subject only to official notice of issuance, the Units shall have been admitted for trading on the BOVESPA.

     (t) The NASD shall have communicated to counsel for the International Underwriters its determination to raise no objections with respect to the fairness and reasonableness of the underwriting terms and arrangements.


     (u) All necessary approvals from the CVM relating to this Agreement, the Brazilian Underwriting Agreement, the Deposit Agreement, and the Global Offering and sale of Units (including Units in the form of GDSs) shall have been obtained and shall be in full force and effect.

     (v) All conditions precedent to the placement of the Firm Securities by the Selling Shareholders (or placement of Optional Securities by Commerzbank, as the case may be) and all conditions precedent to the release of GDRs by the Depositary on such Closing Date that are provided for in the Brazilian Underwriting Agreement have been satisfied and Underlying Shares shall have been deposited with the Registrar in the appropriate amount, Units shall have been deposited with the Brazilian Custodian on behalf of the Depositary in the appropriate amount and GDRs shall have been released by the Depositary in the appropriate amount.



     (w) The Companies and each of the Selling Shareholders shall furnish or cause to be furnished to the International Representatives at such Closing Date conformed copies of such certificates (in form satisfactory to the International Representatives) of officers of the Companies and of the Selling Shareholders, respectively, as to such other matters as the International Representatives may reasonably request.



     (x) The International Representatives shall have received a letter, dated such Closing Date, of Pricewaterhouse Coopers Auditores Independentes, which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for purposes of this subsection.



     (y) The International Representatives shall have received a letter, dated such Closing Date, of Deloitte Touche Tohmatsu, which meets the requirements of subsection (b) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for purposes of this subsection.


     The International Representatives may in their sole discretion waive on behalf of the International Underwriters compliance with any conditions to the obligations of the International Underwriters hereunder, whether in respect of the Optional Closing Date or otherwise.


     7. Indemnification and Contribution. (a)(i) The Companies will, jointly and severally, indemnify and hold harmless each International Underwriter, its partners, members, directors and officers and each person, if any, who controls such International Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such International Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each International Underwriter for any legal or other expenses reasonably incurred by such International Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Companies will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Companies by any International Underwriter through the International Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any International Underwriter consists of the information described as such in subsection (c)(i) below, provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection
(a)(i) shall not inure to the benefit of any International Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the International Securities concerned, to the extent that a prospectus relating to such International Securities was required to be delivered by such International Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such International Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such International

Securities to such person, a copy of the Prospectus (exclusive of material incorporated by reference) if the Companies had previously furnished copies thereof to such International Underwriter.



     (ii) The Companies will, jointly and severally, indemnify and hold harmless each Selling Shareholder, its directors and officers and each person, if any, who controls such Selling Shareholder within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Selling Shareholder for any legal or other expenses reasonably incurred by such Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Companies will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Companies by any of the Selling Shareholders specifically for use therein, it being understood and agreed that the only such information furnished by any Selling Shareholder consists of the information described as such in subsection (b)(ii) below; provided however, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection (a)(ii) shall not inure to the benefit of any Selling Shareholder if such untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus was corrected in the Prospectus.



     (b) (i) Each Selling Shareholder will, severally and not jointly, indemnify and hold harmless each International Underwriter, its partners, members, directors and officers and each person, if any, who controls such International Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such International Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Companies by such Selling Shareholder specifically for use therein, and will reimburse each International Underwriter for any legal or other expenses reasonably incurred by such International Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by either Selling Shareholder consists of the information relating to such Selling Shareholder in the Prospectus under the caption "Prospectus Summary -- The Offering -- Our Relationship with Commerzbank and Mizuho", the information relating to such Selling Shareholder in the fifth paragraph under the caption "Recent Developments -- Brazilian Exchange Offer Prior to Global Offering" and the information relating to such Selling Shareholder under the caption "Selling Shareholders", except for the percentages included in the beneficial ownership tables under such caption; provided, however, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection
(b)(i) shall not inure to the benefit of any International Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the International Securities concerned, to the extent that a prospectus relating to such International Securities was required to be delivered by such International Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such International Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such International Securities to such person, a copy of the Prospectus (exclusive of material incorporated by reference) if the Companies had previously furnished copies thereof to such International Underwriter.



     (ii) Each Selling Shareholder will, severally and not jointly, indemnify and hold harmless each of the Companies, their directors and officers and each person, if any, who controls the Companies within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Companies by such Selling Shareholder specifically for use therein, and will reimburse such Company for any legal or other expenses reasonably incurred by such Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by either Selling Shareholder consists of the following information in the Prospectus furnished on behalf of each Selling Shareholder: the information appearing under the caption "Prospectus Summary -- The Offering -- Our Relationship with Commerzbank and Mizuho", the information relating to such Selling Shareholder in the fifth paragraph under the caption "Recent Developments -- Brazilian Exchange Offer Prior to Global Offering" and the information relating to such Selling Shareholder under the caption "Selling Shareholders", except for the percentages included in the beneficial ownership tables under such caption; provided, however, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection
(b)(ii) shall not inure to the benefit of either of the Companies if such untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus was corrected in the Prospectus.



     (c) (i) Each International Underwriter will, severally and not jointly, indemnify and hold harmless the Companies, their directors and officers and each person, if any, who controls the Companies within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Companies may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Companies by such International Underwriter through the International Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Companies in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any International Underwriter consists of (A) the following information in the Prospectus furnished on behalf of each International Underwriter: the names of the International Representatives appearing on the cover page of the Prospectus, the last paragraph on page "i" of the Prospectus concerning stabilization and overallotment by the International Underwriters, the table under the caption "Underwriting" including the names of the International Underwriters and the respective number of GDSs to be purchased, the information contained in the fourth paragraph under the caption "Underwriting", the selling concession and discount figures appearing in the seventh paragraph under the caption "Underwriting", the table contained in the eighth paragraph under the caption "Underwriting", the first and second sentences in the thirteenth paragraph under the caption "Underwriting", the information contained in the fourteenth paragraph under the caption "Underwriting", and the information contained in the sixteenth paragraph under the caption "Underwriting" and (B) with respect to Commerzbank, the description of relationships among Commerzbank, Mizuho and the Companies that is described under the caption "Selling Shareholders" and is cross referenced in the fifth sentence of the thirteenth paragraph under the caption "Underwriting".



     (ii) Each International Underwriter will, severally and not jointly, indemnify and hold harmless each of the Selling Shareholders, its directors and officers, and each person, if any, who controls a Selling Shareholder within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Selling Shareholders by such International Underwriter through the International Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by each of the Selling Shareholders in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any International Underwriter consists of (A) the following information in the Prospectus furnished on behalf of each International Underwriter: the names of the International Representatives appearing on the cover page of the Prospectus, the last paragraph on page "i" of the Prospectus concerning stabilization and overallotment by the International Underwriters, the table under the caption "Underwriting" including the names of the International Underwriters and the respective number of GDSs to be purchased, the information contained in the fourth paragraph under the caption "Underwriting", the selling concession and discount figures appearing in the seventh paragraph under the caption "Underwriting", the table contained in the eighth paragraph under the caption "Underwriting", the first and second sentences in the thirteenth paragraph under the caption "Underwriting", the information contained in the fourteenth paragraph under the caption "Underwriting", and the information contained in the sixteenth paragraph under the caption "Underwriting" and (B) with respect to Commerzbank, the description of relationships among Commerzbank, Mizuho and the Companies that is described under the caption "Selling Shareholders" and is cross-referenced in the fifth sentence of the thirteenth paragraph under the caption "Underwriting".


     (d) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; provided, however the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection
(a), (b) or (c) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and such indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

     (e) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or
(c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Companies and the Selling Shareholders on the one hand and the International Underwriters on the other from the Global Offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Companies and the Selling Shareholders on the one hand and the International Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Companies and the Selling Shareholders on the one hand and the International Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the Global Offering (before deducting expenses) received by the Selling Shareholders bear to the sum of the total underwriting discounts and commissions received by the International Underwriters pursuant hereto. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Companies, the Selling Shareholders or the International Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no International Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such International Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The International Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (f) The obligations of the Companies and the Selling Shareholders under this Section 7 shall be in addition to any liability which the Companies and the Selling Shareholders may otherwise have, including pursuant to the Brazilian Underwriting Agreement, and shall extend, upon the same terms and conditions, to each person, if any, who controls any International Underwriter within the meaning of the Act; and the obligations of the International Underwriters under this Section shall be in addition to any liability which the respective International Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of each of the Companies, to each officer of each of the Companies who has signed a Registration Statement and to each person, if any, who controls the Companies as the Selling Shareholders within the meaning of the Act.

     8. Default of Underwriters. If any International Underwriter or Underwriters defaults or default in its or their obligation to purchase Units (including Units in the form of GDSs) hereunder on either the First or the Optional Closing Date and the aggregate number of Units (including Units in the form of GDSs) that such defaulting International Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Units (including Units in the form of GDS) constituting the Units (including Units in the form of GDSs) that the International Underwriters are obligated to purchase on such Closing Date, the Global Coordinator may make arrangements satisfactory to the Brazilian

Underwriters and the Selling Shareholders (or, in the case of the Optional Closing Date, Commerzbank) for the purchase of such Units (including Units in the form of GDSs) by other persons, including any of the International Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting International Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Units (including Units in the form of GDSs) that such defaulting International Underwriters agreed but failed to purchase on such Closing Date. If any International Underwriter or Underwriters so default and the aggregate number of Units (including Units in the form of GDSs) with respect to which such default or defaults occur exceeds 10% of the total number of Units (including Units in the form of GDSs) that the International Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to the Global Coordinator and the Selling Shareholders for the purchase of such Units (including Units in the form of GDSs) by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting International Underwriter, the Companies or the Selling Shareholders, except as provided in Section 9; provided, however, that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination. As used in this Agreement, the term "International Underwriter" includes any person substituted for an International Underwriter under this Section. Nothing herein will relieve a defaulting International Underwriter from liability for its default.


     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Shareholders, of the Companies or their officers and of the several International Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any International Underwriter, any of the Selling Shareholders, the Companies or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Units (including Units in the form of GDSs). If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Units (including Units in the form of GDSs) by the International Underwriters is not consummated, the Selling Shareholders shall remain responsible for the expenses to be paid or reimbursed by them pursuant to
Section 5 and the respective obligations of the Companies, the Selling Shareholders, and the International Underwriters pursuant to Section 7 shall remain in effect, and if any Units (including Units in the form of GDSs) have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Units (including Units in the form of GDSs) by the International Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (i), (ii) (iii), (iv), (v), (vi), (vii) or (viii)of Section 6(d), the Selling Shareholders will, jointly and severally, reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Units (including Units in the form of GDSs).



     11. Notices. All communications hereunder will be in writing and, if sent to the International Underwriters, will be mailed, delivered or telegraphed and confirmed to the International Representatives, c/o Credit Suisse First Boston LLC, Eleven Madison Avenue, New York, NY 10010-3629, attn: Transactions Advisory Group with a copy mailed, delivered or telegraphed and confirmed by the same mode of delivery to J.P. Morgan Securities Inc., 277 Park Avenue, 4th Floor, New York, New York 10172, attn: Syndicate Desk, with a copy Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York, 10022 attn: Stuart K. Fleischmann; or, if sent to either of the Companies, will be mailed, delivered or telegraphed and confirmed to it at Avenida Eusebio Matoso 891, Sao Paulo, SP 05423-901, Brazil, attn: Marcia Maria Freitas de Aguiar; or, if sent to Commerzbank, will be mailed, delivered or telegraphed and confirmed to Commerzbank Aktiengesellschaft, ZKE 4, 43rd floor, 60261 Frankfurt am Main, Germany, attn:
Monika Kloecker, with a copy to Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York, attn: Joseph A. Hall; or, if sent to Mizuho, will be mailed, delivered or telegraphed and confirmed to it at 1251 Avenue of the Americas, New York, New York, 10020, attn: Atsushi Shimizu, Americas Division, with a copy to Davis Polk & Wardwell,

450 Lexington Avenue, New York, New York, attn: Joseph A. Hall; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

     12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

     13. Representation of Underwriters. The International Representatives will act for the several International Underwriters and the Brazilian Managers will act for the Brazilian Underwriters, in each case in connection with the transactions contemplated by this Agreement and the Brazilian Underwriting Agreement. Any action taken by the International Representatives jointly or by the Global Coordinator will be binding upon all the International Underwriters and any action taken by the Brazilian Managers jointly or by the Global Coordinator will be binding upon all the Brazilian Underwriters.

     14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     15. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the internal substantive laws of the State of New York.


     16. Submission to Jurisdiction. Each of the Companies and each of the Selling Shareholders hereby irrevocably submits to the non-exclusive jurisdiction of the United States Federal and New York State courts in the Borough of Manhattan in The City of New York in any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the Companies hereby irrevocably appoints Unibanco, 555 Madison Avenue, 19th floor, New York, New York, 10022, United States of America; Mizuho hereby irrevocably appoints Mizuho Corporate Bank, Ltd., 1251 Avenue of the Americas, New York, New York, 10020, United States of America; Commerzbank hereby irrevocably appoints Commerzbank AG, 2 World Financial Center, New York, New York, 10020, United States of America, in each case to act as such person's authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to either of the Companies, or Commerzbank or Mizuho, as the case may be, by the person serving the same to the address provided in Section 10, shall be deemed in every respect effective service of process upon such party in any such action, suit or proceeding. Each of the Companies further agree to take any and all action to procure acceptance of such appointment as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.


     The obligation of any of the Companies or either Selling Shareholder in respect of any sum due to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, the Companies and such Selling Shareholder agree, severally and not jointly, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter hereunder, such Underwriter agrees to pay to the Companies or such Selling Shareholder, as applicable, an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter hereunder.

     17. Language. This Agreement may be executed in both English-language and Portuguese-language originals, with the English and Portuguese versions being equally authentic; provided, however, that the English-language version shall be dispositive in the event of any inconsistency between the English-language and the Portuguese-language versions and shall control in any question of construction or interpretation.

                        [SIGNATURES APPEAR ON NEXT PAGE]

     If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to each of the Companies one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Shareholders, the Companies and the several Underwriters in accordance with its terms.

                                          Very truly yours,

                                          UNIBANCO -- UNIAO DE BANCOS
                                          BRASILEIROS S.A.

                                          By:
                                            ------------------------------------
                                              Name:
                                              Title:

                                          By:
                                            ------------------------------------
                                              Name:
                                              Title:


                                          UNIBANCO HOLDINGS S.A.


                                          By
                                            ------------------------------------
                                             Name:
                                             Title:

                                          By
                                            ------------------------------------
                                             Name:
                                             Title:


                                          COMMERZBANK AKTIENGESELLSCHAFT


                                          By
                                            ------------------------------------
                                             Name:
                                             Title:

                                          MIZUHO CORPORATE BANK LTD.

                                          By
                                            ------------------------------------
                                             Name:
                                             Title:




Accepted,           , 2003


CREDIT SUISSE FIRST BOSTON LLC
J.P. MORGAN SECURITIES INC.
COMMERZBANK AKTIENGESELLSCHAFT

Acting severally on behalf of themselves and the several International Underwriters named in Schedule A hereto.


By: CREDIT SUISSE FIRST BOSTON LLC

By
   --------------------------------------------------------
   Name:
   Title:

STATE OF NEW YORK
COUNTY OF NEW YORK                     ss.:

     On the [          ], 2003, before me personally came                to me
known, who, being by me duly sworn, did depose and say that she is
               of                , one of the corporations described in and
which executed the foregoing instrument, and that he signed his name thereto by like authority.

                                          --------------------------------------
                                                           [  ]
                                             Notary Public, State of New York
                                                         No. [  ]
                                                    Qualified in [  ]
                                           Certificate Filed in New York County
                                                 Commission Expires [  ]



STATE OF NEW YORK
COUNTY OF NEW YORK                     ss.:

     On the [          ], 2003, before me personally came                to me
known, who, being by me duly sworn, did depose and say that he is
               of                , one of the corporations described in and
which executed the foregoing instrument, and that he signed his name thereto by like authority.

                                          --------------------------------------
                                                           [  ]
                                             Notary Public, State of New York
                                                         No. [  ]
                                                    Qualified in [  ]
                                           Certificate Filed in New York County
                                                 Commission Expires [  ]

STATE OF NEW YORK
COUNTY OF NEW YORK                     ss.:

     On the [          ], 2003, before me personally came                to me
known, who, being by me duly sworn, did depose and say that he is
               of                , one of the corporations described in and
which executed the foregoing instrument, and that he signed his name thereto by like authority.

                                          --------------------------------------
                                                           [  ]
                                             Notary Public, State of New York
                                                         No. [  ]
                                               Qualified in New York County
                                                 Commission Expires [  ]

                                                                      SCHEDULE A

                           INTERNATIONAL UNDERWRITERS


NAME OF INTERNATIONAL UNDERWRITERS                          NUMBER OF GDSS TO BE PURCHASED
Credit Suisse First Boston LLC
J.P. Morgan Securities Inc.
Commerzbank Aktiengesellschaft
Unibanco -- Uniao de Bancos Brasileiros (Luxembourg) S.A.

                                                                      SCHEDULE B

                             BRAZILIAN UNDERWRITERS

NAME OF BRAZILIAN UNDERWRITERS

Banco de Investimentos Credit Suisse First Boston S.A.
Unibanco -- Uniao de Bancos Brasileiros S.A.
J.P. Morgan Corretora de Cambio e Valores Mobiliarios S.A.

                                                                      SCHEDULE C



                        LIST OF SIGNIFICANT SUBSIDIARIES



Unipart Participacoes Internacionais Ltd.

UBB Cayman Bank, Ltd.
Unibanco AIG Seguros S.A.
Unibanco Representacao e Participacoes Ltda.
Credicard S.A. Administracao de Cartoes de Credito

Unicard Banco Multiplo S.A.




                                       B-2